UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2011

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

(d) Live Nation Entertainment, Inc. (the "Company") filed a Current Report on Form 8-K on June 20, 2011 (the "Original Report") to report, among other things, the final results for each of the matters submitted to a vote of stockholders at its 2011 Annual Meeting of Stockholders held on June 15, 2011 (the "Annual Meeting"). The Company is filing this amendment to the Original Report to report that, consistent with the voting results at the Annual Meeting, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually until the next stockholder vote on the frequency of say-on-pay votes is required under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

September 30, 2011	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer